SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549




                                  FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): May 16, 2003


                           CREATIVE HOST SERVICES, INC.
                ---------------------------------------------------
                Exact Name of Registrant as Specified in Its Charter

                                  California
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

      000-22845                                      33-0169494
 ----------------------                   ----------------------------------
(Commission File Number)                 (IRS Employer Identification Number)


16955 Via Del Campo, Suite 110, San Diego, CA                92127
---------------------------------------------               --------
(Address of Principal Executive Offices)                    Zip Code


                               (858) 675-7711
             ---------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                   N/A
           ----------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)

ITEM 7.  Financial Statements and Exhibits.

        (c)   Exhibits

              99.1 Press Release, dated May 16, 2003.


ITEM 9. Regulation FD Disclosure (Information furnished under this Item 9 is furnished under Item 12).

     On May 16, 2003, Creative Host Services, Inc. issued a press release announcing its first quarter financial results for 2003. A copy of the press release is attached hereto as Exhibit 99.1

     Pursuant to Securities and Exchange Commission Release No. 33-8216, the information provided herein is being furnished under Item 12 of Form 8-K "Results of Operations and Financial Condition". Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.





                               SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CREATIVE HOST SERVICES, INC.


Dated: May 19, 2003                      By  /s/ Sayed Ali
                                             -----------------------------
                                             Sayed Ali
                                             President







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